Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 8th day of November, 2008.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 12th day of December, 2008.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 12th day of December, 2008.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 10th day of November, 2008.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 10th day of November, 2008.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 12th day of December, 2008.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 8th day of November, 2008.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 8th day of November, 2008.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 10th day of November, 2008.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Senior Preferred Stock, Series B, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, $1.00 par value per share (the “Common Stock”) and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all of which will be issued in connection with the United States Department of the Treasury’s Capital Purchase Program; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of November, 2008.

/s/ James B. Wigdale

James B. Wigdale